Q4 2020 Earnings Conference Call March 4, 2021 ©2021 ViewRay, Inc. All rights reserved. Exhibit 99.2

This presentation has been prepared solely for use at this meeting and is intended for investors and analysts only. The material is given in conjunction with an oral presentation and should not be taken out of context. Unless the context requires otherwise, references to “ViewRay,” “the company,” “we,” “us” and “our,” refer to ViewRay, Inc. Except for historical information, ViewRay’s written and accompanying oral presentation may contain forward-looking statements, including statements about the overall industry, including but not limited to: our current expectations of the market; growth drivers; future trends; demand for radiation oncology products and features; and innovation and growth opportunities. Forward-looking statements also include, but are not limited to, statements about ViewRay’s: future orders; backlog or earnings growth; future financial results; and market acceptance of ViewRay’s existing products, future products, or technology. Words such as “could,” “anticipates,” “expects,” “outlook,” “intends,” “plans,” “believes,” “seeks,” “vision,” “estimates,” “may,” “will,” “future,” “horizon,” “aiming,” “driving,” “target” (or variations of them,) and similar statements, are forward-looking statements. These types of statements express management’s beliefs based on the information available to us as of the date of this presentation, are subject to change, and are not guarantees of future performance. Forward-looking statements involve risks, uncertainties, and assumptions that are difficult to predict and could cause ViewRay’s results to differ materially from those presented. These risks, uncertainties, and assumptions include, but are not limited to, changes in: the regulatory environment; global economics; trade compliance requirements, duties or tariffs; third-party reimbursement levels; currency exchange rates; taxation, healthcare law, and product clearance requirements, as well as those related to: the effect of COVID-19 on our business operations and financial condition; adverse publicity about ViewRay and our products; our reliance on sole or limited source suppliers; our ability to commercialize our products successfully; the impact of competitive products and pricing, and all other risks listed from time to time in the company’s filings with the Securities and Exchange Commission, which are incorporated into this Forward-Looking Statements disclosure by this reference. We do not assume any obligation to update or revise the forward-looking statements in ViewRay’s written or oral presentation, whether based on future events, new or additional information or otherwise. ViewRay’s written and oral presentation does not constitute an offer to sell, or the solicitation of an offer to buy, securities. The opinions and clinical experiences presented herein are specific to the featured physicians and/or the featured patients and are for information purposes only.  Nothing in this material is intended to provide specific medical advice or to take the place of written law or regulations. Individual customer results are illustrative only and are not predictive of future results. ViewRay issued a press release and presentation for today’s call. The presentation can be viewed live on the webcast or downloaded from the “financial events and webinars” portion of our website at www.investors.viewray.com. The call is being broadcast and webcast live, and a replay will be available for 14 days. Listeners are cautioned that comments made by management during this call may include forward-looking statements within the meaning of federal securities laws. These statements involve material risks and uncertainties, and actual results could differ from those projected in any forward-looking statement due to numerous factors. For a description of these risks and uncertainties, please see ViewRay's Annual Report on Form 10-K for the fiscal year ended December 31, 2019, and its Quarterly Reports on Form 10-Q, as updated periodically with the company's other SEC filings, including its Form 10-K for the fiscal year ended December 31, 2020. Furthermore, the content of this conference call contains time-sensitive information accurate only as of today, March 4, 2021. ViewRay undertakes no obligation to revise or otherwise update any statements to reflect events or circumstances after the date of this call.  MEDICAL ADVICE DISCLAIMER ViewRay is a medical device manufacturer and cannot and does not recommend specific treatment approaches. Individual results may vary. Forward-Looking Statements & Disclaimer 2 ©2021 ViewRay, Inc. All rights reserved.

Our Mission: Treat and Prove What Others Can’t. >65 patients treated2 More than 3,000  patients with clinically reported outcomes1 ©2021 ViewRay, Inc. All rights reserved. 3

Q4 2020 Financial Results Conference Call 5 MRIdian orders Revenue: $18.5 million, Three units, including one upgrade Used ~$7 million of cash Backlog increased to $241 million ©2021 ViewRay, Inc. All rights reserved. 4

Pipeline Update1 Commercial Therapy Adoption Innovation/Product Sub 20-minute treatment times Workflow Automation Enhanced MRI imaging Increased dosing Brain treatment package Remote access Cost reduction Clinical Move from exploratory to confirmatory and definitive data: Phase 1, 2, 3 ©2021 ViewRay, Inc. All rights reserved. 5

©2021 ViewRay, Inc. All rights reserved. Customers’ Definition of Clinical Success MRIdian 51 MRIdian SMART: Stereotactic MR-guided Adaptive Radiotherapy Among alternatives in the clinical landscape, we have found only MRIdian’s evidence that fits this criteria Ablative Dose Tight Margins No Fiducials 5 or Fewer Fractions No or Low Grade 3 Toxicity 6

MRIdian Expands the Utility of Radiation Therapy Soft tissue subject to intra-therapy movement - weighted average utilization: 5% RT is under-utilized in soft tissue tumors ©2021 ViewRay, Inc. All rights reserved.

Net new patients:1,2 Establish new programs for patients generally not treated on conventional linacs Patients traveling outside catchment area3 Increase in-network referrals2 MRIdian: Expanding Opportunity in Practice ©2021 ViewRay, Inc. All rights reserved. 8

MRIdian SMART enables program shift to SBRT % MRIdian patients National SBRT Average2 Customers moving from IMRT to SBRT on MRIdian MRIdian SBRT Mix1 ©2021 ViewRay, Inc. All rights reserved. 9 from 2014-20201 Patients Treated Annually: 85% CAGR ©2021 ViewRay, Inc. All rights reserved.

Focused-Beachhead Patient-Centric Roadmap Bone #1 #2 #3 #4 Expand utilization of MRIdian SMART Become first line therapy PANCREAS PROSTATE LUNG BRAIN GI GU Thoracic Cranial ©2021 ViewRay, Inc. All rights reserved. 11

MRIdian Clinical Pipeline[1]

Constant flow of proof to drive adoption

Phase 1 (Exploratory)

SMART ONE
Sarcoma
Lymphoma
Cervical
Rectal
Liver mets
SMART Master
CONFIRM

Radiomics
Synthetic CT
Workflow efficiency
Prone Breast APBI
Oligomets
AI dose calculation
DWI

- **60+ investigator-initiated trials**
- **Feasibility**
- **Explore new indications/expand SMART**
- **Reduce fx and improve workflow**

Phase 2 (Confirmatory)

SMART Pancreas
SHORTER (20 vs 5 fx post-op prostate)
SCIMITAR (post-op SMART)
Immunotherapy + SMART
STAAR Lung (central/ultra central SMART)
Pre-op Gastric
SMILE (prostate SBRT German multi-cent)
MARTHA (head and neck)
MASPAC (late-stage pancreas multi-cent)
Compassionate Access Program (pancreas)

- **Prospective studies. Larger 'N'**
- **Confirm signals in key tumor sites**
- **Safety and Efficacy endpoints**

Phase 3 (Definitive)

MIRAGE (CT vs. MRIdian prostate)
PANCOSAR (SMART in medically inoperable pancreas)

- **Randomized controlled trials**
- **Comparative**
- **Safety and efficacy endpoints**

©2021 ViewRay, Inc. All rights reserved.

VIEWRAY VISIBLY BETTER 12

Retrospective data1 (feasibility) Late-stage metastatic3 SMART2 (inoperable/borderline resectable) Medically inoperable4 Exploratory/Phase 1 Confirmatory/Phase 2 Confirmatory/Phase 2 RCT Definitive/Phase 3 RCT Where We Are Going – Pancreas GOAL: Bring MRIdian to ALL pancreatic cancer patients Started with retrospective data Confirm with Phase 2 SMART study Span the spectrum of disease ©2021 ViewRay, Inc. All rights reserved. 13

Delivering Safety and Efficacy Data for MRIdian SMART Adoption

Timeline: Today → Tomorrow → Future

Indication	Study Phase	Study
Pancreas Cancer – Demonstrate safe ablative dose SMART for pancreatic patients	ENROLLING	Phase 2 SMART[1]
	ENROLLING	Phase 3 RCT (SBRT for medically inoperable)[2]
Prostate Cancer – Demonstrate safe ablative dose SMART for post-prostatectomy patients and superiority versus conventional linac	ENROLLING	Phase 2 (SMART for post-op)[3]
	ENROLLING	Phase 2 SHORTER RCT (20fx conventional vs 5fx MRIdian SMART)[4]
	ENROLLING	Phase 3 MIRAGE RCT (5x MRIdian SMART vs 5x conventional with fiducials)[5]
Metastatic Cancer – Demonstrate safe ablative dose adjunctive treatment for metastatic immunotherapy non-responders	ENROLLING	Phase 2 Safety/Efficacy[6]
Lung Cancer – Demonstrate safe ablative dose for ultra/central lung	START UP	Phase 2 LUNG STAAR (SBRT for central/ultra central)[7]
Single Fraction – Demonstrate safe and efficient single fx treatment across multiple cancer types	START UP	SMART ONE Feasibility[8]

©2021 ViewRay, Inc. All rights reserved.

14

MRIdian Enables Progression of Therapy Improve economic performance & increase TAM Patients pushing, and physicians pulling, for shorter courses of treatment Smart ONE1: Multicenter, single-arm phase 1, single-fraction therapy in both primary tumors and oligomets located in lung, pancreas, liver, kidney, adrenal, and lymph nodes Single- fraction MRIdian SMART ONE ©2021 ViewRay, Inc. All rights reserved. 15

Improve economic performance & increase TAM New patients generally not treated on conventional linacs2,3 Patients traveling outside catchment area4 Increase in-network referrals3 MRIdian 51 = Top and Bottom Line Impact for Customers + Customers Purchasing Multiple MRIdian Systems Ablative dose Tight margins No fiducials 5 or fewer fractions No or low grade 3 toxicity MRIdian Value Chain ©2021 ViewRay, Inc. All rights reserved. 16

Financial Results Q4 2020 ©2021 ViewRay, Inc. All rights reserved.

Financial Results Q4 and Full Year 2020 In thousands Consolidated Statements of Operations and Comprehensive Loss (Unaudited) 18 ©2021 ViewRay, Inc. All rights reserved.

Question and Answer Session 19 ©2021 ViewRay, Inc. All rights reserved.

Presentation Citations

Slide 3

1. Internal and historical company data
2. 12/31/20 MRIdian log data

Slide 5

1. This presentation is intended for investors and analysts only. Some features described herein are not and may never be cleared or approved for sale in all markets.

Slide 6

1. Henke, L., et al. (2018). Phase I trial of stereotactic MR-guided online adaptive radiation therapy (SMART) for the treatment of oligometastatic or unresectable primary malignancies of the abdomen. Radiotherapy and Oncology, 126(3), 519-526; Henke LE, et al. Stereotactic mr-guided online adaptive radiation therapy (smart) for ultracentral thorax malignancies: Results of a phase 1 trial. Adv Radiat Oncol 2019;4:201-209;
2. Rosenberg SA, et al. A multi-institutional experience of mr-guided liver stereotactic body radiation therapy. Adv Radiat Oncol 2019;4:142-149;
3. Finazzi T, Haasbeek CJA, Spoelstra FOB, Palacios MA, Admiraal MA, Bruynzeel AME, Slotman BJ, Lagerwaard FJ, Senan S, Clinical outcomes of stereotactic MR-guided adaptive radiation therapy for high-risk lung tumors International Journal of Radiation Oncology • Biology• Physics (2020);
4. Rudra S. et al. (2019). Using adaptive magnetic resonance image-guided radiation therapy for treatment of inoperable pancreatic cancer. *Cancer Medicine*, *8*(5), 2123-2132; Finazzi, et al. Role of on-table plan adaptation in MR-guided ablative radiation therapy for central lung tumors. Int J Radiat Oncol Biol Phys. 2019 Jul 15;104(4):933-941. doi: 10.1016/j.ijrobp.2019.03.035. Epub 2019 Mar 28;
5. Chuong, M.D., Bryant, J., Mittauer, K.E., Hall, M., Kotecha, R., Alvarez, D., et al. (2020). Ablative 5-fraction stereotactic magnetic resonance-guided radiation therapy (MRgRT) with on-table adaptive replanning and elective nodal irradiation for inoperable pancreas
6. Hassanzadeh, C., Rudra, S., Bommireddy, A., Hawkins, W.G., Wang-Gillam, A., Fields, R.C., et al. (2020) Ablative Five-Fraction Stereotactic Body Radiotherapy for Inoperable Pancreatic Cancer Using Online MR-Guided Adaptation. Advances in Radiation Oncology, Advance online publication.
7. Kennedy WR, Thomas MA, Stanley JA, Luo J, Ochoa LL, Clifton KK, Cyr AE, Margenthaler JA, DeWees TA, Price A, Kashani R, Green O, Zoberi I, Single Institution Phase I/II Prospective Clinical Trial of Single Fraction High Gradient Adjuvant Partial Breast Irradiation for Hormone Sensitive Stage 0-I Breast Cancer, *International Journal of Radiation Oncology • Biology • Physics* (2020);
8. Henke, L., et al. (2018). Phase I trial of stereotactic MR-guided online adaptive radiation therapy (SMART) for the treatment of oligometastatic or unresectable primary malignancies of the abdomen. Radiotherapy and Oncology, 126(3), 519-526;
9. Bruynzeel AME, Tetar SU, Oei SS, Senan S, Haasbeek CJA, Spoelstra FOB, Piet AHM, Meijnen P, Bakker van der Jagt MAB, Fraikin T, Slotman BJ, van Moorselaar RJA, Lagerwaard FJ, A prospective single-arm phase II study of stereotactic magnetic-resonance-guided adaptive radiotherapy for prostate cancer: Early toxicity results, International Journal of Radiation Oncology • Biology • Physics (2019);
10. Tetar, S., Bruynzeel, A., Oei, S., Senan, S., Fraikin T., Slotman, B. et al. (2020) Magnetic Resonance-guided stereotactic radiotherapy for localized prostate cancer: final results on patient-reported outcomes of a prospective phase 2 study. Eu Urology Oncology epub June 12, 2020.
11. Witt, J., et al. (2020). MRI-guided adaptive radiotherapy for liver tumours: visualizing the future. Lancet Oncol 2020; 21:e74-82.
12. Finazzi, T., van Sörnsen de Koste, J.R., Palacios, M.A., Spoelstra, F.O.B., Slotman, B.J., Haasbeek, C.J.A., Senan, S. (2020). Delivery of magnetic resonance-guided single-fraction stereotactic lung radiotherapy. Physics and Imaging in Radiation Oncology, 14, P17-23.

Slide 7

1. A small number of patients receive brachytherapy but no external beam radiation. Total based on incidence from SEER; % receiving beam radiation as part of their first course of treatment from National Cancer Database http://oliver.facs.org/BMPub/index.cfm . NCDB, accessed Jan. 2019, beam radiation as sole or part of combination treatment; NCDB registry includes data on ~70% of newly diagnosed cases in US.

©2020 ViewRay, Inc. All rights reserved.

20

Presentation Citations

Slide 8

1. "Day One, All-Day Adaptive: Dana-Farber/Brigham and Women's Cancer Center Maximizes Clinical Value of MRIdian," 7/23/20.
2. Dr. Nagar, Cornell University, October 2020.
3. Dr. Michael Choung, Miami Cancer Institute. "Physician-led Webinar for Investors and Analysts at 2020 ASTRO Annual Meeting", 10/27/2020. https://investors.viewray.com/events/event-details/physician-led-webinar-investors-and-analysts-2020-astro-annual-meeting.

Slide 9

1. 3/4/21 MRIdian log data
2. Centers for Medicare & Medicaid Services, RO Episode File, 2017 data published in 2019
3. 78.1% SBRT treatment on MRIdian (~80%)

Slide 10

1. 12/31/20 MRIdian log data

Slide 12

Phase 1 (Exploratory)

SMART ONE: Miami Cancer Institute, PI: Dr. Michael Chuong, "Stereotactic MRI-Guided Adaptive Radiation Therapy Delivered in One Fraction for Inoperable Primary or Metastatic Carcinoma (SMART One)", Currently under IRB review

SMART Master: https://clinicaltrials.gov/ct2/show/NCT04115254

CONFIRM: https://clinicaltrials.gov/ct2/show/NCT04368702

Phase 2 (Confirmatory)

SMART Pancreas: https://clinicaltrials.gov/ct2/show/NCT03621644

SHORTER: https://clinicaltrials.gov/ct2/show/NCT04422132

SCIMITAR: https://clinicaltrials.gov/ct2/show/NCT03541850

Immunotherapy + SMART: https://clinicaltrials.gov/ct2/show/NCT04376502

LUNG STAAR: LUNG STAAR: Miami Cancer Institute, PI: Dr. Rupesh Kotecha, "Phase II Study of Stereotactic MR Guided Adaptive Radiotherapy for Central and Ultra-central Lung Tumors", Currently in protocol development

Pre-op Gastric: https://clinicaltrials.gov/ct2/show/NCT04162665

SMILE: Heidelberg University, PI: Dr. Stefan Korber, "Stereotactic MRI-guided radiation therapy for Localized prostate cancer (SMILE)", Current under ethics committee review

MARTHA: https://clinicaltrials.gov/ct2/show/NCT03972072

MASPAC: University of Zurich, PI: Dr. Matea Pavic, "MR-guided Adaptive Stereotactic Body Radiotherapy (SBRT) of primary tumor for pain control in metastatic Pancreatic ductal adenocarcinoma (mPDAC) – a multicenter randomized, controlled, open-label, phase IIb trial (MASPAC Study)", Currently under ethics committee review

Compassionate Access Program: https://www.genesiscare.com/uk/compassionate-access-programme/

Phase 3 (Definitive)

MIRAGE: https://clinicaltrials.gov/ct2/show/NCT04384770

PANCOSAR: https://www.oncologie.nu/nieuws/stereotactische-radiotherapie-voor-kwetsbare-pati%C3%ABnten-met-lokaal-pancreascarcinoom/

©2020 ViewRay, Inc. All rights reserved.

21

Presentation Citations

Slide 13

1. Rudra S. et al. (2019). Using adaptive magnetic resonance image-guided radiation therapy for treatment of inoperable pancreatic cancer. Cancer Medicine, 8(5), 2123-2132
2. SMART: Clinicaltrials.gov - https://clinicaltrials.gov/ct2/show/NCT03621644
3. University of Zurich, PI: Dr. Matea Pavic, "MR-guided Adaptive Stereotactic Body Radiotherapy (SBRT) of primary tumor for pain control in metastatic Pancreatic ductal adenocarcinoma (mPDAC) – a multicenter randomized, controlled, open-label, phase IIb trial (MASPAC Study)", currently under ethics committee review
4. https://www.oncologie.nu/nieuws/stereotactische-radiotherapie-voor-kwetsbare-pati%C3%ABnten-met-lokaal-pancreascarcinoom/
5. The standard of care for metastatic pancreatic cancer is typically one of two chemotherapy regimens: FOLFIRINOX (5-FU, leucovorin, irinotecan and oxaliplatin) or Gemzar® + ABRAXANE®. Surgery is not typically used in this case because it is a localized treatment and would not target the cancer cells outside of the pancreas. Instead, systemic treatments, such as chemotherapy, that work throughout the body are used. https://www.pancan.org/news/going-beyond-standard-care/

Slide 14

1. https://clinicaltrials.gov/ct2/show/NCT03621644
2. https://www.oncologie.nu/nieuws/stereotactische-radiotherapie-voor-kwetsbare-pati%C3%ABnten-met-lokaal-pancreascarcinoom/
3. https://clinicaltrials.gov/ct2/show/NCT03541850
4. https://clinicaltrials.gov/ct2/show/NCT04422132
5. https://clinicaltrials.gov/ct2/show/NCT04384770
6. https://clinicaltrials.gov/ct2/show/NCT04376502
7. Miami Cancer Institute, PI: Dr. Rupesh Kotecha, "Phase II Study of Stereotactic MR Guided Adaptive Radiotherapy for Central and Ultra-central Lung Tumors", Currently in protocol development
8. Miami Cancer Institute, PI: Dr. Michael Chuong, "Stereotactic MRI-Guided Adaptive Radiation Therapy Delivered in One Fraction for Inoperable Primary or Metastatic Carcinoma (SMART One)", Currently under IRB review

Slide 15

1. Miami Cancer Institute, PI: Dr. Michael Chuong, "Stereotactic MRI-Guided Adaptive Radiation Therapy Delivered in One Fraction for Inoperable Primary or Metastatic Carcinoma (SMART One)", Currently under IRB review

©2020 ViewRay, Inc. All rights reserved.

22

Presentation Citations Slide 16 1. - Henke, L., et al. (2018). Phase I trial of stereotactic MR-guided online adaptive radiation therapy (SMART) for the treatment of oligometastatic or unresectable primary malignancies of the abdomen. Radiotherapy and Oncology, 126(3), 519-526; Henke LE, et al. Stereotactic mr-guided online adaptive radiation therapy (smart) for ultracentral thorax malignancies: Results of a phase 1 trial. Adv Radiat Oncol 2019;4:201-209; - Rosenberg SA, et al. A multi-institutional experience of mr-guided liver stereotactic body radiation therapy. Adv Radiat Oncol 2019;4:142-149; - Finazzi T, Haasbeek CJA, Spoelstra FOB, Palacios MA, Admiraal MA, Bruynzeel AME, Slotman BJ, Lagerwaard FJ, Senan S, Clinical outcomes of stereotactic MR-guided adaptive radiation therapy for high-risk lung tumors International Journal of Radiation Oncology • Biology• Physics (2020); - Rudra S. et al. (2019). Using adaptive magnetic resonance image-guided radiation therapy for treatment of inoperable pancreatic cancer. Cancer Medicine, 8(5), 2123-2132; Finazzi, et al. Role of on-table plan adaptation in MR-guided ablative radiation therapy for central lung tumors. Int J Radiat Oncol Biol Phys. 2019 Jul 15;104(4):933-941. doi: 10.1016/j.ijrobp.2019.03.035. Epub 2019 Mar 28; - Chuong, M.D., Bryant, J., Mittauer, K.E., Hall, M., Kotecha, R., Alvarez, D., et al. (2020). Ablative 5-fraction stereotactic magnetic resonance-guided radiation therapy (MRgRT) with on-table adaptive replanning and elective nodal irradiation for inoperable pancreas - Hassanzadeh, C., Rudra, S., Bommireddy, A., Hawkins, W.G., Wang-Gillam, A., Fields, R.C., et al. (2020) Ablative Five-Fraction Stereotactic Body Radiotherapy for Inoperable Pancreatic Cancer Using Online MR-Guided Adaptation. Advances in Radiation Oncology, Advance online publication. - Kennedy WR, Thomas MA, Stanley JA, Luo J, Ochoa LL, Clifton KK, Cyr AE, Margenthaler JA, DeWees TA, Price A, Kashani R, Green O, Zoberi I, Single Institution Phase I/II Prospective Clinical Trial of Single Fraction High Gradient Adjuvant Partial Breast Irradiation for Hormone Sensitive Stage 0-I Breast Cancer, International Journal of Radiation Oncology • Biology • Physics (2020);   - Henke, L., et al. (2018). Phase I trial of stereotactic MR-guided online adaptive radiation therapy (SMART) for the treatment of oligometastatic or unresectable primary malignancies of the abdomen. Radiotherapy and Oncology, 126(3), 519-526; - Bruynzeel AME, Tetar SU, Oei SS, Senan S, Haasbeek CJA, Spoelstra FOB, Piet AHM, Meijnen P, Bakker van der Jagt MAB, Fraikin T, Slotman BJ, van Moorselaar RJA, Lagerwaard FJ, A prospective single-arm phase II study of stereotactic magnetic-resonance-guided adaptive radiotherapy for prostate cancer: Early toxicity results, International Journal of Radiation Oncology • Biology • Physics (2019); - Tetar, S., Bruynzeel, A., Oei, S., Senan, S., Fraikin T., Slotman, B. et al. (2020) Magnetic Resonance-guided stereotactic radiotherapy for localized prostate cancer: final results on patient-reported outcomes of a prospective phase 2 study.  Eu Urology Oncology epub June 12, 2020. - Witt, J., et al. (2020). MRI-guided adaptive radiotherapy for liver tumours: visualizing the future. Lancet Oncol 2020; 21:e74-82. - Finazzi, T., van Sörnsen de Koste, J.R., Palacios, M.A., Spoelstra, F.O.B., Slotman, B.J., Haasbeek, C.J.A., Senan, S. (2020). Delivery of magnetic resonance-guided single-fraction stereotactic lung radiotherapy. Physics and Imaging in Radiation Oncology, 14, P17-23. “Day One, All-Day Adaptive: Dana-Farber/Brigham and Women's Cancer Center Maximizes Clinical Value of MRIdian,” 7/23/20 Dr. Nagar, Cornell University, October 2020. Dr. Michael Choung, Miami Cancer Institute. “Physician-led Webinar for Investors and Analysts at 2020 ASTRO Annual Meeting”, 10/27/2020. https://investors.viewray.com/events/event-details/physician-led-webinar-investors-and-analysts-2020-astro-annual-meeting.